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                                                                    Exhibit 10.1


                            FIRST AMENDMENT AGREEMENT

                           Dated as of August 10, 2000

                                      among

                                  LYDALL, INC.

                        LYDALL DEUTSCHLAND HOLDING, GMBH

                            The LENDERS Party Hereto

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                                       and

                              FLEET NATIONAL BANK,
                             as Documentation Agent



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         FIRST AMENDMENT AGREEMENT, dated as of August 10, 2000, among LYDALL,
INC., a Delaware corporation (the "Borrower"), LYDALL DEUTSCHLAND HOLDING, GMBH, a German corporation (the "Subsidiary Borrower"), the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent, and FLEET NATIONAL BANK, as Documentation Agent.

         WHEREAS, the Borrower, the Subsidiary Borrower, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of July 14, 1999 (as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions therein set forth, to make or participate in Loans to, and to issue or participate in Letters of Credit for the account of, the Borrower and the Subsidiary Borrower;

         WHEREAS, the Borrower, the Subsidiary Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to enter into this Agreement to provide for, among other things, the modification of certain covenants and the addition of Charter Medical, Ltd., a Delaware corporation ("Charter Medical"), as a Guarantor; and

         WHEREAS, the Loan Documents, as amended and supplemented by this Agreement and the Guarantee to be delivered by Charter Medical and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Loan Documents";

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                    AMENDMENTS TO EXISTING CREDIT AGREEMENT.

         Each of the Borrower and the Subsidiary Borrower and, subject to the satisfaction of the conditions set forth in Article III, the Lenders hereby consent and agree to the amendments to the Existing Credit Agreement set forth below:

         (a) The definition of "subsidiary" contained in Section 1.01 of the Existing Credit Agreement is hereby amended to delete the last sentence thereof.

         (b) Section 6.01 of the Existing Credit Agreement is hereby amended to
(i) delete the word "and" at the end of clause (d), (ii) substitute "; and" in place of "." at the end of clause (e) and (iii) add a new clause (f) to read as follows:

                  (f) Indebtedness of Axohm Industries, Inc. incurred to finance its working capital requirements; provided that aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $2,000,000 at any time outstanding.


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         (c)      Section 6.12 of the Existing Credit Agreement is hereby
amended and restated to read as follows:

                  SECTION 6.12. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio as determined as of the end of each fiscal quarter of the Borrower to be less than (a) if such fiscal quarter ends on or prior to December 31, 2000, 1.10 to 1.00; (b) if such fiscal quarter ends after December 31, 2000 and on or prior to June 30, 2001, 1.15 to 1.00; and (c) if such fiscal quarter ends thereafter, 1.20 to 1.00.

         (d) Section 6.13 of the Existing Credit Agreement is hereby amended to substitute "2.50" in place of "3.00."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that as of the Effective Date (as defined in Article III of this Agreement):

         Section 2.01. EXISTING REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in Article III of the Existing Credit Agreement and in each of the other Loan Documents is true and correct, except that any representation or warranty limited by its terms to a specific date shall be true and correct as of such specific date.

         Section 2.02. NO DEFAULTS. Except Defaults and Events of Default which have been waived, no event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Existing Credit Agreement, and no event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Amended Credit Agreement.

         Section 2.03. POWER AND AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each of the Loan Parties that are parties to this Agreement of the Amended Loan Documents to which it is a party are within such party's corporate, partnership or limited liability company powers and have been duly authorized by all necessary corporate, partnership or limited liability company and, if required, stockholder, partner or member action. Each Amended Loan Document to which any Loan Parties that are party to this Agreement is a party has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.


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         Section 2.04. GOVERNMENTAL APPROVALS; NO CONFLICTS. The execution, delivery and performance by each of the Loan Parties of the Amended Loan Documents to which it is a party (a) do not require the Borrower or any Subsidiary to obtain or make any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (b) will not violate any law or regulation applicable to the Borrower or any Subsidiary, or the charter, by-laws or other organizational documents of any Loan Party, or any Subsidiary, or any order of any Governmental Authority, except as to any law, regulation or order the violation of which could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Significant Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Significant Subsidiary, except for any such violations, defaults or rights to require payment that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien (other than a Permitted Encumbrance) on any asset of the Borrower or any of its Subsidiaries.

         Section 2.05. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. (a) The Borrower has heretofore furnished to the Lenders the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries and the related statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999, such consolidated financial statements being reported on by PricewaterhouseCoopers, LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2000. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) Since June 30, 2000, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         The effectiveness of this Agreement is subject to the condition precedent that the Administrative Agent, the Documentation Agent and the Lenders shall have received on or before August 10, 2000 (the "Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent, the Documentation Agent and the Required Lenders:


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          (a) counterparts of this Agreement executed by each of the Borrower, the Subsidiary Borrower, the Required Lenders, the Administrative Agent and the Documentation Agent;

          (b) counterparts of a Guarantee executed by Charter Medical;

          (c) favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Mary A. Tremblay, substantially in the form of Exhibit A; the Borrower and the Subsidiary Borrower hereby request such counsel to deliver such opinion;

          (d) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of Charter Medical and the authorization of the Transactions by the Borrower, the Subsidiary Borrower and Charter Medical;

          (e) evidence that Charter Medical shall have repaid in full all loans to First Union National Bank and shall have terminated all commitments thereunder; and

          (f) certified copies of the audited financial statements (where available) referred to in Section 2.05 of this Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01. DEFINED TERMS. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

         Section 4.02. NONWAIVER. The terms of this Agreement shall not operate as a waiver by the Administrative Agent, the Issuing Bank or any Lender or otherwise prejudice the rights, remedies or powers of the Administrative Agent, the Issuing Bank or any Lender under the Amended Credit Agreement, under any other Amended Loan Document or under applicable law. Except as set forth in
Article I: (x) no terms and provisions of the Loan Documents are modified or changed by this Agreement; and (y) the terms and provisions of the Loan Documents shall continue in full force and effect.

         Section 4.03. WAIVERS; AMENDMENTS. Any provision of this Agreement may be amended or modified only by an agreement or agreements in writing signed by the Borrower and the Required Lenders, or by the Borrower and the Administrative Agent acting with the consent of the Required Lenders.

         Section 4.04. EXPENSES. The Borrower shall pay all reasonable documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation


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and administration of this Agreement, the other Amended Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

         Section 4.05. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy in accordance with the terms of the Amended Credit Agreement.

         Section 4.06. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         Section 4.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 4.08. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Loan Documents and the separate letter agreements with respect to fees payable to the Administrative Agent and the Documentation Agent constitute the entire contract among the parties relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the satisfaction of the conditions set forth in Article III, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Existing Credit Agreement and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 4.09. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                               LYDALL, INC., a Delaware corporation



                               By
                                  -------------------------------------
                                     Name:
                                     Title:



                               LYDALL DEUTSCHLAND HOLDING GMBH,
                               a German limited liability company



                               By
                                  -------------------------------------
                                     Name:
                                     Title:



                               THE CHASE MANHATTAN BANK, individually and as Administrative Agent



                               By
                                  -------------------------------------
                                     Name:
                                     Title:



                               FLEET NATIONAL BANK, individually and as Documentation Agent



                               By
                                  -------------------------------------
                                     Name:
                                     Title:


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                               FIRST UNION NATIONAL BANK



                               By
                                  -------------------------------------
                                     Name:
                                     Title:



                               WACHOVIA BANK, N.A.



                               By
                                  -------------------------------------
                                     Name:
                                     Title:



                               THE BANK OF NEW YORK



                               By
                                  -------------------------------------
                                     Name:
                                     Title: